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           HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

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
333-72042       HV-7969 - State of Iowa Retirement Investors Club 403(b)

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              SUPPLEMENT DATED JUNE 20, 2016 TO YOUR PROSPECTUS

1.   FUND ADD

     VICTORY RS VALUE FUND - CLASS A

     Effective on or about June 30, 2016, the following information is added to your Prospectus:

     ON THE COVER PAGE, VICTORY RS VALUE FUND -- CLASS A IS ADDED
     ALPHABETICALLY TO THE LIST OF UNDERLYING FUNDS.

     IN THE SECTION ENTITLED, "THE FUNDS", THE FOLLOWING INFORMATION IS ADDED ALPHABETICALLY UNDER "RETAIL MUTUAL FUNDS":

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
     -----------------------------------------------------------------------------------------------
                                         INVESTMENT OBJECTIVE            INVESTMENT ADVISER/
       SUB-ACCOUNT                              SUMMARY                      SUB-ADVISER
     -----------------------------------------------------------------------------------------------
       Victory RS Value Fund -        Seeks long-term capital        Victory Capital Management Inc.
       Class A                        appreciation.

     -----------------------------------------------------------------------------------------------
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     THE FOLLOWING LANGUAGE IS ADDED AS THE LAST SENTENCE OF THE INTRODUCTION
     TO THE "ACCUMULATION UNIT VALUES" TABLES:

     There is no information for the Victory RS Value Fund because as of December 31, 2015, the Sub-Account had not commenced operation.

2.   FUND REORGANIZATION

     RS VALUE FUND - CLASS A

     At a shareholders' meeting held on May 19, 2016, the shareholders approved the Agreement and Plan of Reorganization (the "Reorganization") by and among RS Investment Trust, on behalf of the RS Value Fund ("Merging Fund"), Victory Portfolios, on behalf of the Victory RS Value Fund ("Acquiring Fund"), RS Investments and Victory Capital Management Inc. As a result of the Reorganization, all of the Merging Fund's assets will be transferred to, and all of the Merging Fund's liabilities will be assumed by, the Acquiring Fund. The Reorganization is expected to close on or about June 30, 2016 ("Closing Date"), subject to the close of the acquisition of RS Investments by the parent company of Victory Capital Management Inc., among other things. The acquisition of RS Investments is subject to the satisfaction of customary closing conditions, including regulatory approvals and client consents.

     As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account. If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

     Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts. This one special transfer will not be counted toward any limitations on transfers under your Contract.

     Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization. This one special transfer will not be counted toward any limitations on transfers under your Contract.



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     Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

     In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.